MINNESOTA MUNICIPAL
TERM TRUSTS

               MNA
               MNB


ANNUAL REPORT
DECEMBER 31, 2000

                  [Logo] FIRST AMERICAN-Registered Trademark-
                         Asset Management

[Logo] FIRST AMERICAN-Registered Trademark-
       Asset Management



                        MINNESOTA MUNICIPAL
                        TERM TRUSTS

[SIDE NOTE]

TABLE OF CONTENTS

  2 Fund Overview

  6 Financial Statements
    and Notes

    Investments in
    Securities

    19 MNA

    23 MNB

 27 Independent
    Auditor's Report

 28 Federal Income
    Tax Information

 29 Shareholder Update

PRIMARY INVESTMENTS

Investment-grade, tax-exempt Minnesota municipal obligations including municipal zero-coupon securities.

FUND OBJECTIVE

Minnesota Municipal Term Trust (MNA) and Minnesota Municipal Term Trust II (MNB) are non-diversified, closed-end management investment companies. The investment objectives of MNA and MNB are to provide high current income exempt from regular federal income tax and Minnesota personal income tax, and to return $10 per share to investors on or before April 15, 2002 and April 15, 2003, respectively--although each fund's termination may be extended up to five years if necessary to assist the fund in reaching its $10 per share objective. Each fund's income may be subject to federal and/or state of Minnesota alternative minimum taxes. Investors should consult their tax advisors. As with other investment companies, there can be no assurance that either fund will achieve its objective.


NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE

AVERAGE ANNUALIZED TOTAL RETURNS
Based on net asset value for the periods ended December 31, 2000


                                      One Year     Five Year    Since Inception
MINNESOTA MUNICIPAL TERM TRUST
(MNA, inception 9/26/1991)              6.96%        4.57%           7.19%

MINNESOTA MUNICIPAL TERM TRUST II
(MNB, inception 4/24/1992)              8.51%        5.10%           7.11%

All total returns are through December 31, 2000, and reflect the reinvestment of distributions but not sales charges. Net asset value (NAV)-based performance is used to measure investment management results. As noted in earlier shareholder reports, we no longer compare the funds' NAV performance to a market benchmark. This is because our primary goal is to meet the funds' investment objectives of providing high current income exempt from regular federal and state of Minnesota personal income tax, and returning $10 per share to investors at the funds' termination dates. - Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended December 31, 2000, were 8.25%, 5.23%, and 6.15% for MNA and 12.32%, 5.66%, and
6.08% for MNB. These returns assume reinvestment of all distributions and reflect sales charges on those distributions as described in the funds' dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THESE INVESTMENTS. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as these funds, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.


                    MINNESOTA MUNICIPAL TERM TRUSTS  ANNUAL REPORT 2000     1)

FUND OVERVIEW

[SIDE NOTE]

FUND MANAGEMENT

     DOUG WHITE, CFA, is primarily responsible for the management of the Minnesota Municipal Term Trusts. He has 17 years of financial experience.

     CATHERINE STIENSTRA assists with the management of the Minnesota Municipal Term Trusts. She has 12 years of financial experience.

February 15, 2001

WE ARE PLEASED TO REPORT THAT THE MINNESOTA MUNICIPAL TERM TRUSTS (MNA AND MNB) REMAIN ON TRACK TO RETURN $10 PER SHARE AT THEIR RESPECTIVE TERMINATION DATES IN 2002 AND 2003 AND PROVIDE HIGH TAX-EXEMPT INCOME. The net asset values of MNA and MNB were $10.41 and $10.42, respectively, as of December 31, 2000, and they continued to maintain the monthly common stock distributions of 5.09 cents and
4.92 cents per share, respectively, that they have paid since inception.

MUNICIPAL BOND RATES-AS REPRESENTED BY THE BOND BUYER 20 INDEX-TRENDED DOWNWARD DURING THE YEAR, BEGINNING AT 6.00% AND ENDING AT 5.14%. This benefited the net asset values of MNA and MNB as the prices of intermediate- and long-term bonds increased. Overall, the national municipal bond marketplace continued to experience decreasing supply as municipalities were not issuing as many new bonds; however the supply of municipal bonds in Minnesota actually increased. The national supply of municipal bonds was down approximately 12% compared to a year ago while the Minnesota supply was up approximately 20%. The supply situation has had little impact on these portfolios as turnover in the trusts remains very low. This is because the bonds we currently own in the portfolios generally pay out more attractive tax-free income than we can find in the marketplace today.

--------------------------------------------------------------------------------
     BONDS MATURING LESS THAN A YEAR BEYOND THE FUNDS'
     TERMINATION DATES

                                                      MNA              MNB
                                                   Inception         Inception
                                                   9/26/1991         4/24/1992
At the Fund's Inception                                 0%               0%
--------------------------------------------------------------------------------
As of December 31, 2000                                55%              36%
--------------------------------------------------------------------------------


2)     MINNESOTA MUNICIPAL TERM TRUSTS  ANNUAL REPORT 2000

DURING THE PERIOD WE CONTINUED OUR STRATEGY OF REDUCING THE INTEREST RATE RISK IN THE PORTFOLIOS AS THEY APPROACH THEIR TERMINATIONS. In both term trusts we have been selectively selling off longer-maturity bonds as opportunities arise and replacing them with bonds that mature closer to the termination dates of the trusts. In MNA and MNB, 55% and 36% of their holdings mature within a year of the funds' terminations.

ALTHOUGH BOTH FUNDS' NET ASSET VALUES ARE SUBSTANTIALLY ABOVE THE $10 GOAL, WE ANTICIPATE THEY WILL TREND DOWNWARD AS THE PORTFOLIOS NEAR TERMINATION. Three factors cause this decline in net asset value. First, because of the strategy of selling longer-term bonds as the funds near termination, the funds may realize gains that will be distributed to shareholders. Second, the shorter-term securities may not generate enough income to maintain the funds' distribution levels, which would cause the funds to dip into their dividend reserves. Because both the capital gains and the dividend reserves are part of the net asset value of the funds, the net asset values will decrease as they get paid out. Third, some of the bonds in the portfolios currently have market values greater than their maturity or redemption values. Over time their market prices will converge toward prices that are at or near their maturity or refunding prices.

-------------------------------------------------------------------------------
DISTRIBUTION HISTORY SINCE INCEPTION

                                                         MNA            MNB
                                                       Inception     Inception
                                                       9/26/1991     4/24/1992
Total Monthly Income Distributions Through 12/31/2000
--------------------------------------------------------------------------------
  Common Shareholders                                     $5.74        $5.07
--------------------------------------------------------------------------------
  Preferred Shareholders (On a Common Share Basis)         $1.46       $1.32
--------------------------------------------------------------------------------
Total Capital Gains Distributions to Common
Shareholders Through 12/31/2000                            $0.16       $0.18
--------------------------------------------------------------------------------


                      MINNESOTA MUNICIPAL TERM TRUSTS  ANNUAL REPORT 2000     3)

FUND OVERVIEW CONTINUED

Thank you for your investment in the Minnesota Municipal Term Trusts and the confidence that you have placed in us as fund managers. We will continue to execute our strategy and closely monitor the net asset values and income streams of the funds. We currently see no events on the horizon that would cause us to fall short of those trusts' objectives.

--------------------------------------------------------------------------------
NET ASSET VALUE SUMMARY OF COMMON SHARES

                                                          MNA           MNB
                                                       Inception     Inception
                                                       9/26/1991     4/24/1992
Initial Offering Price                                   $10.00       $10.00
--------------------------------------------------------------------------------
Initial Offering and Underwriting Expenses
(Common and Preferred Stock)                             -$0.66       -$0.67
-------------------------------------------------------------------------------
Accumulated Realized Losses on 12/31/2000                -$0.05       -$0.03
--------------------------------------------------------------------------------
SUBTOTAL                                                  $9.29        $9.30
--------------------------------------------------------------------------------

Dividend Reserve
(Undistributed Net Investment Income) on 12/31/2000      +$0.65       +$0.51
--------------------------------------------------------------------------------
Unrealized Appreciation on Investments on 12/31/2000     +$0.47       +$0.61
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ON 12/31/2000                  $10.41       $10.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED STOCK

The preferred stock issued by MNA and MNB pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if the fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.


4)     MINNESOTA MUNICIPAL TERM TRUSTS  ANNUAL REPORT 2000

PORTFOLIO COMPOSITION
As a percentage of total assets on December 31, 2000

MINNESOTA MUNICIPAL TERM TRUST

Housing Revenue                          26%
Certificates of Participation             5%
Education Revenue                         2%
General Obligations                      17%
Utility Revenue                          25%
Health Care Revenue                      11%
Tax Revenue                               6%
Municipal Derivative Securities           3%
Other Assets                              2%
Short-Term                                1%
IDR Pollution Control Revenue             2%

MINNESOTA MUNICIPAL TERM TRUST II

Utility Revenue                          19%
Building Revenue                          2%
General Obligations                      20%
Health Care Revenue                      22%
IDR Pollution Control Revenue            12%
Education Revenue                         7%
School District Revenue                   1%
Other Assets                              2%
Housing Revenue                          11%
Industrial Development Revenue            4%

MINNESOTA MUNICIPAL TERM TRUSTS  ANNUAL REPORT 2000     5)

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2000
 ................................................................................

                                                               MINNESOTA      MINNESOTA
                                                               MUNICIPAL      MUNICIPAL
                                                               TERM TRUST   TERM TRUST II
                                                              ------------  -------------
ASSETS:
Investments in securities at market value* (note 2)  .......  $87,440,112    $52,695,106
Accrued interest receivable  ...............................    1,408,560        901,354
Other assets  ..............................................        8,381          9,365
                                                              -----------    -----------
  Total assets  ............................................   88,857,053     53,605,825
                                                              -----------    -----------

LIABILITIES:
Common stock dividends payable (note 2)  ...................      291,795        170,232
Preferred stock dividends payable (note 3)  ................       19,923          6,845
Accrued investment management fee  .........................       26,211         11,270
Bank overdraft  ............................................       13,106          4,634
Accrued administrative fee  ................................        3,248          5,914
Other accrued expenses  ....................................        9,849         19,880
                                                              -----------    -----------
  Total liabilities  .......................................      364,132        218,775
                                                              -----------    -----------
  Net assets applicable to outstanding capital stock  ......  $88,492,921    $53,387,050
                                                              ===========    ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................  $82,328,906    $49,635,603
Undistributed net investment income  .......................    3,741,134      1,772,371
Accumulated net realized loss on investments  ..............     (269,058)       (94,895)
Net unrealized appreciation of investments  ................    2,691,939      2,073,971
                                                              -----------    -----------

  Total - representing net assets applicable to outstanding
    capital stock  .........................................  $88,492,921    $53,387,050
                                                              ===========    ===========
* Investments in securities at identified cost  ............  $84,748,173    $50,621,135
                                                              ===========    ===========

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to common stock  .....................  $59,692,921    $36,037,050
Shares of common stock outstanding (authorized 200 million
  shares for each fund of $0.01 par value)  ................    5,732,710      3,460,000
Net asset value  ...........................................  $     10.41    $     10.42
Market price  ..............................................  $     10.00    $     10.13

LIQUIDATION PREFERENCE OF PREFERRED STOCK:
Net assets applicable to preferred stock (note 3)  .........  $28,800,000    $17,350,000
Shares of preferred stock outstanding (authorized 1 million
  shares for each fund)  ...................................        1,152            694
Liquidation preference per share  ..........................  $    25,000    $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             2000 Annual Report  6  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS  For the Year Ended December 31, 2000
 ................................................................................

                                                               MINNESOTA     MINNESOTA
                                                               MUNICIPAL     MUNICIPAL
                                                              TERM TRUST   TERM TRUST II
                                                              -----------  -------------
INCOME:
Interest  ..................................................  $5,200,436     $3,097,913
                                                              ----------     ----------

EXPENSES (NOTE 5):
Investment management fee  .................................     220,321        131,740
Administrative fee  ........................................     176,257        105,392
Remarketing agent fee  .....................................      72,197         43,495
Custodian and accounting fees  .............................      13,644          8,342
Transfer agent fees  .......................................      26,314         25,714
Reports to shareholders  ...................................      24,047         18,264
Directors' fees  ...........................................       2,009          2,009
Audit and legal fees  ......................................      33,905         33,812
Other expenses  ............................................      44,617         28,549
                                                              ----------     ----------
  Total expenses  ..........................................     613,311        397,317

  Net investment income  ...................................   4,587,125      2,700,596
                                                              ----------     ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments (note 4)  ..........      15,505        (96,348)
Unrealized appreciation (depreciation) of investments  .....     264,724        957,522
                                                              ----------     ----------

  Net gain on investments  .................................     280,229        861,174
                                                              ----------     ----------

    Net increase in net assets resulting from
      operations  ..........................................  $4,867,354     $3,561,770
                                                              ==========     ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             2000 Annual Report  7  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                  MINNESOTA MUNICIPAL
                                                                      TERM TRUST
                                                              ---------------------------
                                                               Year Ended     Year Ended
                                                                12/31/00       12/31/99
                                                              -------------  ------------
OPERATIONS:
Net investment income  .....................................   $ 4,587,125   $ 4,481,626
Net realized gain (loss) on investments  ...................        15,505      (285,891)
Unrealized appreciation (depreciation) of investments  .....       264,724    (3,382,569)
                                                               -----------   -----------

  Net increase in net assets resulting from operations  ....     4,867,354       813,166
                                                               -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
    Common stock dividends  ................................    (3,501,539)   (4,129,844)
    Preferred stock dividends  .............................    (1,186,195)     (904,293)
From net realized gains:
    Common stock dividends  ................................            --       (20,064)
    Preferred stock dividends  .............................            --        (4,966)
                                                               -----------   -----------
  Total distributions  .....................................    (4,687,734)   (5,059,167)
                                                               -----------   -----------

  Total increase (decrease) in net assets  .................       179,620    (4,246,001)

Net assets at beginning of year  ...........................    88,313,301    92,559,302
                                                               -----------   -----------

Net assets at end of year  .................................   $88,492,921   $88,313,301
                                                               ===========   ===========

Undistributed net investment income  .......................   $ 3,741,134   $ 3,841,743
                                                               ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             2000 Annual Report  8  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 MINNESOTA MUNICIPAL
                                                                    TERM TRUST II
                                                              --------------------------
                                                               Year Ended    Year Ended
                                                                12/31/00      12/31/99
                                                              ------------  ------------
OPERATIONS:
Net investment income  .....................................  $ 2,700,596   $ 2,527,237
Net realized gain (loss) on investments  ...................      (96,348)      106,948
Unrealized appreciation (depreciation) of investments  .....      957,522    (2,486,600)
                                                              -----------   -----------

  Net increase in net assets resulting from operations  ....    3,561,770       147,585
                                                              -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
    Common stock dividends  ................................   (2,042,784)   (2,060,776)
    Preferred stock dividends  .............................     (668,087)     (501,518)
From net realized gains:
    Common stock dividends  ................................           --       (87,884)
    Preferred stock dividends  .............................           --       (23,417)
                                                              -----------   -----------
  Total distributions  .....................................   (2,710,871)   (2,673,595)
                                                              -----------   -----------

  Total increase (decrease) in net assets  .................      850,899    (2,526,010)

Net assets at beginning of year  ...........................   52,536,151    55,062,161
                                                              -----------   -----------

Net assets at end of year  .................................  $53,387,050   $52,536,151
                                                              ===========   ===========

Undistributed net investment income  .......................  $ 1,772,371   $ 1,784,107
                                                              ===========   ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             2000 Annual Report  9  Minnesota Municipal Term Trusts

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                Minnesota Municipal Term Trust Inc. (MNA) and Minnesota Municipal Term Trust Inc. II (MNB) (the funds) are registered under the Investment Company Act of 1940 (as amended) as non-diversified, closed-end management investment companies. MNA and MNB expect to terminate operations and distribute all of their net assets to shareholders on or shortly before April 15, 2002, and April 15, 2003, respectively, although termination may be extended to a date no later than April 15, 2007, and April 15, 2008, respectively. The funds invest primarily in investment grade Minnesota municipal obligations including municipal zero-coupon securities. Shares of Minnesota Municipal Term Trust Inc. are listed on the New York Stock Exchange under the symbol MNA; shares of Minnesota Municipal Term Trust
                Inc. II are listed on the American Stock Exchange under the symbol MNB.

                The funds concentrate their investments in Minnesota and, therefore, may have more credit risk related to the economic conditions of Minnesota than portfolios with a broader geographical diversification.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. These techniques generally

--------------------------------------------------------------------------------

            2000 Annual Report  10  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
                consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                INVERSE FLOATERS
                As part of their investment strategy, the funds may invest in certain securities for which the potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rate decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the funds invest in inverse floaters, the net asset value of the funds' shares may be more volatile than if the funds did not invest in such securities. At December 31, 2000, Minnesota Municipal Term Trust Inc. had investments in inverse floaters with a value of $2,575,000, which represent 2.9% of net assets.

--------------------------------------------------------------------------------

            2000 Annual Report  11  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' net asset values if the funds make such purchases while remaining substantially fully invested. As of December 31, 2000, the funds had no outstanding when-issued or forward-commitments.

                FEDERAL TAXES
                Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the funds.

                On the statement of assets and liabilities for Minnesota Municipal Term Trust Inc. II, as a result of permanent book-to-
--------------------------------------------------------------------------------

            2000 Annual Report  12  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
                tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss by $1,461.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Per share common stock distributions of $0.0509 and $0.0492 for Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Inc. II, respectively, were declared in December and are payable in January. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' common stock. Under the plans, common shares will be purchased in the open market.

                REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default. In addition to repurchase agreements, the funds may invest in money market funds advised by the funds' advisor.

--------------------------------------------------------------------------------

            2000 Annual Report  13  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                USE OF ESTIMATES
                The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II have issued and, as of December 31, 2000, have outstanding 1,152 shares and 694 shares, respectively, of remarketed preferred stock (RP) with a liquidation preference of $25,000 per share for each fund. The dividend rate on the RP is adjusted every seven days as determined by the remarketing agent. On December 31, 2000, Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II have dividend rates of 5.05% and 4.80%, respectively.

                RP is a registered trademark of Merrill Lynch & Company (Merrill Lynch).

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended December 31, 2000, were as follows:

                                           MINNESOTA     MINNESOTA
                                           MUNICIPAL     MUNICIPAL
                                          TERM TRUST   TERM TRUST II
                                          -----------  -------------
Purchases ..............................  $17,444,675   $15,314,467
Proceeds from sales ....................   17,829,372    15,122,674

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                The funds have entered into the following agreements with U.S. Bank National Association (U.S. Bank) acting through its division, First American Asset Management (the advisor and administrator):

                Each fund's investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal

--------------------------------------------------------------------------------

            2000 Annual Report  14  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
                to an annualized percentage of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and, in general, conducts the management and investment activity of the fund.

                Each fund's administration agreement provides the administrator with a monthly fee in an amount equal to an annualized percentage of 0.20% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides regulatory reporting and record-keeping services for the fund. In addition, each fund pays the administrator a fee for transfer agency and dividend disbursement services.

                REMARKETING AGENT FEE
                Each fund has entered into a remarketing agreement with Merrill Lynch (the remarketing agent). Each remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and the remarketing agent fees, the funds are responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian and accounting fees; registration fees; printing and shareholder reports; legal and auditing services; insurance; interest; taxes and other miscellaneous expenses.

--------------------------------------------------------------------------------

            2000 Annual Report  15  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                During the year ended December 31, 2000, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc. II paid $13,226 and $7,900, respectively, to U.S. Bank for custody services.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II had capital loss carryovers at December 31, 2000, of $269,058 and $94,895, respectively, which, if not offset by subsequent capital gains, will expire on December 31, 2007, and December 31, 2008, respectively. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

(7) PENDING
    ACQUISITION
 ............................
                On October 4, 2000, U.S. Bancorp, the parent company of the funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. It is anticipated that this acquisition will be completed in the first quarter of 2001, subject to regulatory approval, the approval of U.S. Bancorp shareholders, and the satisfaction of customary closing conditions.

--------------------------------------------------------------------------------

            2000 Annual Report  16  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST

                                                                      Year Ended December 31
                                                              ---------------------------------------
                                                               2000    1999   1998(g)   1997    1996
                                                              ------  ------  -------  ------  ------
PER-SHARE DATA
Net asset value, common stock, beginning of period .........  $10.38  $11.12  $11.28   $11.15  $11.31
                                                              ------  ------  ------   ------  ------
Operations:
  Net investment income ....................................    0.80    0.78    0.86     0.88    0.87
  Net realized and unrealized gains (losses)
    on investments .........................................    0.05   (0.64)  (0.08)    0.07   (0.25)
                                                              ------  ------  ------   ------  ------
    Total from operations ..................................    0.85    0.14    0.78     0.95    0.62
                                                              ------  ------  ------   ------  ------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ............................   (0.61)  (0.72)  (0.66)   (0.61)  (0.61)
    Paid to preferred shareholders .........................   (0.21)  (0.16)  (0.15)   (0.16)  (0.16)
  From net realized gains
    Paid to common shareholders ............................      --      --   (0.10)   (0.04)  (0.01)
    Paid to preferred shareholders .........................      --      --   (0.03)   (0.01)     --
                                                              ------  ------  ------   ------  ------
  Total distributions to shareholders ......................   (0.82)  (0.88)  (0.94)  (0.82)   (0.78)
                                                              ------  ------  ------   ------  ------
  Net asset value, common stock, end of period .............  $10.41  $10.38  $11.12   $11.28  $11.15
                                                              ======  ======  ======   ======  ======
  Market value, common stock, end of period ................  $10.00  $ 9.81  $11.44   $11.13  $10.50
                                                              ======  ======  ======   ======  ======
SELECTED INFORMATION
Total return, common stock, net asset value(a) .............    6.36%  (0.16)%   5.47%   7.15%   4.23%
Total return, common stock, market value(b) ................    8.25%  (8.15)%  10.04%  12.48%   4.86%
Net assets at end of period (in millions) ..................  $   89  $   88  $   93   $   93  $   93
Ratio of expenses to average weekly net assets applicable to
  common stock(e) ..........................................    1.03%   1.03%   0.96%    0.97%   0.99%
Ratio of net investment income to average weekly net assets
  applicable to common stock(c)(f) .........................    5.73%   5.79%   6.25%    6.37%   6.40%
Portfolio turnover rate (excluding
  short-term securities) ...................................      20%     19%     11%       8%      2%
Remarketed preferred stock outstanding end of period
  (in millions) ............................................  $   29  $   29  $   29   $   29  $   29
Asset coverage per share (in thousands)(d) .................  $   77  $   77  $   80   $   81  $   80
Liquidation preference and market value per share
  (in thousands) ...........................................  $   25  $   25  $   25   $   25  $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY NET ASSETS APPLICABLE TO COMMON STOCK.
(d)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(e) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.70%, 0.70%, 0.66%, 0.67% AND 0.68% FOR THE FISCAL YEARS 2000, 1999, 1998, 1997 AND
     1996, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(f) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 5.21%, 4.94%, 5.26%, 5.41% AND 5.42% FOR THE FISCAL YEARS 2000, 1999, 1998, 1997
     AND 1996, RESPECTIVELY.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.

--------------------------------------------------------------------------------

            2000 Annual Report  17  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

MINNESOTA MUNICIPAL TERM TRUST II

                                                                      Year Ended December 31
                                                              ---------------------------------------
                                                               2000    1999   1998(g)   1997    1996
                                                              ------  ------  -------  ------  ------
PER-SHARE DATA
Net asset value, common stock, beginning of period .........  $10.17  $10.90  $10.94   $10.71  $10.89
                                                              ------  ------  ------   ------  ------
Operations:
  Net investment income ....................................    0.78    0.73    0.80     0.81    0.82
  Net realized and unrealized gains (losses)
    on investments .........................................    0.25   (0.68)     --     0.23   (0.24)
                                                              ------  ------  ------   ------  ------
    Total from operations ..................................    1.03    0.05    0.80     1.04    0.58
                                                              ------  ------  ------   ------  ------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ............................   (0.59)  (0.60)  (0.59)   (0.59)  (0.59)
    Paid to preferred shareholders .........................   (0.19)  (0.14)  (0.15)   (0.16)  (0.16)
  From net realized gains
    Paid to common shareholders ............................      --   (0.03)  (0.08)   (0.05)  (0.01)
    Paid to preferred shareholders .........................      --   (0.01)  (0.02)   (0.01)     --
                                                              ------  ------  ------   ------  ------
  Total distributions to shareholders ......................   (0.78)  (0.78)  (0.84)   (0.81)  (0.76)
                                                              ------  ------  ------   ------  ------
  Net asset value, common stock, end of period .............  $10.42  $10.17  $10.90   $10.94  $10.71
                                                              ======  ======  ======   ======  ======
  Market value, common stock, end of period ................  $10.13  $ 9.56  $11.31   $10.69  $10.25
                                                              ======  ======  ======   ======  ======
SELECTED INFORMATION
  Total return, common stock, net asset value(a) ...........    8.51%  (1.03)%   5.95%   8.34%   4.04%
  Total return, common stock, market value(b) ..............   12.32% (10.33)%  12.56%  10.78%   4.88%
  Net assets at end of period (in millions) ................  $   53  $   53  $   55   $   55  $   54
  Ratio of expenses to average weekly net assets applicable
    to common stock(e) .....................................    1.12%   1.17%   1.06%    1.09%   1.07%
  Ratio of net investment income to average weekly net
    assets applicable to common stock(c)(f) ................    5.75%   5.53%   5.87%    6.06%   6.20%
  Portfolio turnover rate (excluding
    short-term securities) .................................      29%     18%      9%      10%      4%
  Remarketed preferred stock outstanding end of period
    (in millions) ..........................................  $   17  $   17  $   17   $   17  $   17
  Asset coverage per share (in thousands)(d) ...............  $   77  $   76  $   79   $   80  $   78
  Liquidation preference and market value per share
    (in thousands) .........................................  $   25  $   25  $   25   $   25  $   25

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY NET ASSETS APPLICABLE TO COMMON STOCK.
(d)  REPRESENTS TOTAL NET ASSETS DIVIDED BY PREFERRED STOCK OUTSTANDING.
(e) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.75%, 0.79%, 0.73%, 0.74% AND 0.73% FOR THE FISCAL YEARS 2000, 1999, 1998, 1997 AND
     1996, RESPECTIVELY. DIVIDENDS PAID TO PREFERRED SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(f) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 5.12%, 4.68%, 4.98%, 5.13% AND 5.25% FOR THE FISCAL YEARS 2000, 1999, 1998, 1997
     AND 1996, RESPECTIVELY.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL MANAGEMENT INCORPORATED TO U.S. BANK.

--------------------------------------------------------------------------------

            2000 Annual Report  18  Minnesota Municipal Term Trusts

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST                                 December 31, 2000
 ....................................................................................

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.4%):
MUNICIPAL BONDS (94.5%)
  CERTIFICATES OF PARTICIPATION (4.7%):
    Hennepin County Certificates of Participation
      (Prerefunded to 11/15/01 at 100),
      6.70%-6.75%, 11/15/09-11/15/11 ....................  $4,085,000(d)  $ 4,179,615
                                                                          -----------

  EDUCATION REVENUE (2.4%):
    Higher Education Facility - College of Art and
      Design, 5.25%-5.75%, 5/1/02-5/1/08 ................    845,000          864,122
    Higher Education Facility - College of St. Benedict,
      4.50%, 3/1/02 .                                        265,000          264,088
    Higher Education Facility - St. John's University
      (Callable 10/01/07 at 100), 5.35%, 10/1/17 ........    500,000          504,750
    Higher Education Facility - University of St Thomas
      (Callable 4/1/07 at 100), 5.35%, 4/1/17 ...........    500,000          505,780
                                                                          -----------
                                                                            2,138,740
                                                                          -----------

  GENERAL OBLIGATIONS (17.2%):
    Dakota County General Obligation,
      4.50%, 2/1/02-2/1/03 ..............................  2,300,000        2,315,562
    Delano Independent School District (AMBAC) (Crossover
      refunded to 2/1/01 at 100), 7.25%, 2/1/11 .........    300,000(d)       300,828
    Mankato School District (FSA) (Crossover refunded to
      2/1/02 at 100), 6.35%, 2/1/13 .....................  1,200,000(d)     1,228,152
    State General Obligation,
      4.75%-5.00%, 6/1/02-11/1/08 .......................  2,280,000        2,348,311
    State General Obligation (Prerefunded to 8/1/01 at
      100), 6.70%, 8/1/10 ...............................  5,000,000(d)     5,079,300
    State General Obligation, Zero-Coupon,
      6.01%, 8/1/01 .....................................  3,000,000(b)     2,926,710
    Washington County Jail Facility (MBIA) (Prerefunded
      to 2/1/02 at 100), 7.00%, 2/1/12 ..................  1,000,000(d)     1,031,200
                                                                          -----------
                                                                           15,230,063
                                                                          -----------

  HEALTH CARE REVENUE (11.5%):
    Agricultural and Economic Development Board Health
      Care System, Fairview Hospital (MBIA),
      4.90%-5.00%, 11/15/01-11/15/02 ....................  1,635,000        1,653,265
    Bemidji Hospital Facilities (Prerefunded to 9/1/01 at
      102), 7.00%, 9/1/21 ...............................  3,200,000(d)     3,326,208
    Breckenridge Health Facility - Catholic Health
      Corporation (MBIA) (Callable 11/15/03 at 102),
      5.25%, 11/15/13 ...................................  1,000,000        1,019,310

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

            2000 Annual Report  19  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
    Buffalo Covenant Retirement Communities,
      4.30%-4.55%, 12/1/02-12/1/05 ......................  $1,350,000     $ 1,305,674
    Burnsville Hospital System, Zero-Coupon (Escrowed to
      maturity to 5/1/12), 6.75%, 5/1/12 ................  1,000,000(b)       507,150
    Minneapolis Hospital Facilities - Children's Medical
      Center (Prerefunded to 6/1/01 at 102),
      7.00%, 12/1/20 ....................................  2,000,000(d)     2,064,160
    Monticello - Big Lake Community Hospital District
      (MBIA), 4.40%-4.60%, 12/1/01-12/1/02 ..............    250,000          247,197
                                                                          -----------
                                                                           10,122,964
                                                                          -----------

  HOUSING REVENUE (25.6%):
    Burnsville Oak Leaf Apartments (GNMA) (Callable
      7/1/01 at 103), 7.05%-7.15%, 1/1/12-1/1/25 ........  3,625,000        3,753,330
    City of Coon Rapids (FHA) (Callable 2/1/02 at 102),
      AMT, 6.75%, 8/1/23 ................................  1,980,000(e)     2,051,339
    Coon Rapids, Multifamily Development-Woodland Apts.
      (FHA) (Callable 12/1/03 at 100),
      5.63%, 12/1/09 ....................................  2,565,000        2,594,087
    Minneapolis Community Development Authority (Callable
      12/1/01 at 102), 7.15%-7.35%, 12/1/03-12/1/09 .....    835,000          864,390
    Minneapolis Housing-Churchill Apartments (Callable
      10/1/01 at 102), 7.05%, 10/1/22 ...................  3,645,000        3,765,941
    Rochester Multifamily Housing, AMT,
      6.38%, 9/1/37 .....................................  1,800,000(e)     1,844,514
    St. Paul Housing and Redevelopment Authority
      (Callable 12/1/01 at 102),
      6.90%, 12/1/11-12/1/21 ............................    262,000          269,088
    State Housing and Finance Agency, 4.95%, 7/1/03 .....    400,000          404,712
    State Housing and Finance Agency (Callable 2/1/01 at
      102), 6.95%, 2/1/14 ...............................  3,400,000        3,473,746
    State Housing and Finance Agency (Callable 2/1/02 at
      102), 6.90%, 8/1/12 ...............................    495,000          514,092
    State Housing and Finance Agency, AMT,
      4.00%-4.40%, 7/1/02-7/1/05 ........................  3,180,000(e)     3,148,671
                                                                          -----------
                                                                           22,683,910
                                                                          -----------

  TAX REVENUE (5.6%):
    Minneapolis Community Development Authority,
      Zero-Coupon (MBIA), 6.70%-7.01%, 3/1/07-3/1/09 ....  6,685,000(b)     4,915,116
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

            2000 Annual Report  20  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal        Market
Description of Security                                    Amount/Shares   Value (a)
---------------------------------------------------------  ----------     -----------
  UTILITY REVENUE (25.1%):
    Anoka County Resource Recovery, 4.05%, 12/1/01 ......  $1,900,000     $ 1,898,803
    Chaska Electric Revenue (Callable 10/1/10 at 100),
      5.40%-5.70%, 10/1/11-10/1/15 ......................  4,485,000        4,649,940
    Northern Municipal Power (FSA), 4.70%, 1/1/02 .......  1,605,000        1,616,123
    Northern Municipal Power, Zero-Coupon (AMBAC),
      6.38%-6.50%, 1/1/06-1/1/10 ........................  3,340,000(b)     2,278,257
    State Public Facilities Authority (Prerefunded to
      3/1/01 at 102), 6.65%-6.70%, 3/1/08-3/1/13 ........  10,000,000(d)   10,244,130
    Western Minnesota Municipal Power Agency (AMBAC)
      (Callable 1/1/06 at 102), 5.40%, 1/1/09 ...........  1,000,000        1,059,110
    Western Municipal Power Agency (AMBAC),
      4.80%, 1/1/02 .....................................    465,000          468,674
                                                                          -----------
                                                                           22,215,037
                                                                          -----------
  WATER/POLLUTION CONTROL REVENUE (2.4%):
    Anoka County Solid Waste Disposal Revenue (CFC)
      (Callable 6/1/01 at 101.5), AMT,
      6.95%, 12/1/08 ....................................  2,100,000(e)     2,152,374
                                                                          -----------

      Total Municipal Bonds
        (cost: $80,949,292)  ............................                  83,637,819
                                                                          -----------

MUNICIPAL DERIVATIVE SECURITIES (2.9%):
  GENERAL OBLIGATIONS (2.9%):
    St. Cloud General Obligation inverse floater
      (Crossover refunded to 2/1/02 at 100),
      7.92%, 8/1/13
      (cost: $2,571,588)  ...............................  2,500,000(f)     2,575,000
                                                                          -----------

      Total Municipal Long-Term Securities
        (cost: $83,520,880)  ............................                  86,212,819
                                                                          -----------

MUNICIPAL SHORT-TERM SECURITIES (0.9%):
    Minneapolis General Obligation 4.70%, 3/1/12
      (cost: $800,000)  .................................    800,000(c)       800,000
                                                                          -----------

RELATED PARTY MONEY MARKET FUND (0.5%):
    First American Tax Free Obligations Fund
      (cost: $427,293)  .................................    427,293(g)       427,293
                                                                          -----------

      Total Investments in Securities
        (cost: $84,748,173)(h)  .........................                 $87,440,112
                                                                          ===========

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

            2000 Annual Report  21  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 2000. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(e) AMT - ALTERNATIVE MINIMUM TAX. AS OF DECEMBER 31, 2000, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $9,196,898, WHICH REPRESENTS 10.4% OF NET ASSETS.
(f) INVERSE FLOATER SECURITY THAT PAYS INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATE DISCLOSED IS IN EFFECT ON DECEMBER 31, 2000.
(g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(h) ON DECEMBER 31, 2000, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $84,746,945. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 2,802,621
      GROSS UNREALIZED DEPRECIATION ......     (109,454)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 2,693,167
                                            ===========

--------------------------------------------------------------------------------

            2000 Annual Report  22  Minnesota Municipal Term Trusts

INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II                              December 31, 2000
 ....................................................................................

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.5%):
    BUILDING REVENUE (1.9%):
      Olmsted County Housing Redevelopment Authority
        (Callable 2/1/02 at 100), 6.10%, 2/1/13 .........  $1,000,000     $ 1,017,510
                                                                          -----------

    EDUCATION REVENUE (7.2%):
      Higher Education Facility - Augsburg College,
        4.30%-4.40%, 10/1/03-10/1/05 ....................  1,150,000        1,128,354
      Higher Education Facility - Macalester College
        (Prerefunded to 3/1/02 at 100),
        6.30%, 3/1/14 ...................................  1,125,000(d)     1,153,204
      Maplewood-Mounds Park Academy Project (Callable
        9/1/03 at 102), 7.00%, 9/1/23 ...................  1,500,000        1,558,305
                                                                          -----------
                                                                            3,839,863
                                                                          -----------

    GENERAL OBLIGATIONS (19.9%):
      Anoka Independent School District (Callable 2/1/10
        at 100), 5.38%, 2/1/13 ..........................  1,000,000        1,049,420
      Braham Independent School District (AMBAC)
        (Crossover refunded to 2/1/01 at 100),
        6.25%, 2/1/14 ...................................    350,000(d)       350,661
      Dakota County General Obligation,
        4.50%, 2/1/04 ...................................  1,350,000        1,363,797
      Mankato School District (FSA) (Crossover refunded
        to 2/1/02 at 100), 6.35%, 2/1/13 ................  2,100,000(d)     2,149,266
      St. Paul Independent School District (Prerefunded
        to 2/1/01 at 100),
        6.45%-6.50%, 2/1/09-2/1/10 ......................    875,000(d)       876,854
      State General Obligation, 5.00%, 8/1/03-6/1/08 ....  3,670,000        3,809,568
      Waconia Housing Redevelopment Authority - Public
        Project (Callable 1/1/03 at 100),
        5.70%, 1/1/12 ...................................    500,000          504,155
      Willmar Independent School District (AMBAC)
        (Crossover refunded to 2/1/02 at 100),
        6.25%, 2/1/15 ...................................    500,000(d)       511,205
                                                                          -----------
                                                                           10,614,926
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

            2000 Annual Report  23  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal        Market
Description of Security                                      Amount        Value (a)
---------------------------------------------------------  ----------     -----------
    HEALTH CARE REVENUE (22.5%):
      Agricultural and Economic Development Board Health
        Care System (Callable 11/15/10 at 101),
        5.88%, 11/15/11 .................................  $2,135,000     $ 2,215,682
      Agricultural and Economic Development Board Health
        Care System (Callable 8/1/10 at 102),
        6.55%, 8/1/16 ...................................  1,500,000        1,527,195
      Agricultural and Economic Development Board Health
        Care System, Fairview Hospital (MBIA),
        5.00%, 11/15/03 .................................    695,000          710,081
      Breckenridge Health Facility - Catholic Health
        Corporation (MBIA) (Callable 11/15/03 at 102),
        5.25%, 11/15/13 .................................  2,500,000        2,548,275
      Duluth Hospital Facility, St. Lukes (Connie Lee)
        (Callable 5/1/02 at 102), 6.40%, 5/1/10 .........    300,000          313,677
      Minneapolis and St. Paul Health Care Facilities
        (MBIA) (Prerefunded to 8/15/02 at 100),
        6.75%, 8/15/14 ..................................  2,500,000(d)     2,570,225
      Red Wing Elderly Housing - River Region
        (Prerefunded to 9/1/05 at 100),
        6.40%, 9/1/12 ...................................  1,000,000(d)     1,085,760
      Red Wing Health Care Facility (Prerefunded to
        9/1/03 at 102), 6.40%, 9/1/12 ...................    220,000(d)       235,457
      Worthington Hospital Revenue (Callable 12/1/02 at
        100), 6.50%, 12/1/11-12/1/12 ....................    850,000          807,090
                                                                          -----------
                                                                           12,013,442
                                                                          -----------

    HOUSING REVENUE (11.2%):
      Burnsville Summit Park Apartments (FHA) (Callable
        7/1/03 at 102), 5.75%, 7/1/11 ...................  1,000,000        1,016,620
      Minneapolis Community Development (Callable 12/1/01
        at 102), 7.10%, 12/1/02 .........................    175,000          179,391
      St. Paul Housing and Redevelopment Authority
        (Callable 12/1/01 at 102), 6.90%, 12/1/11 .......      5,000            5,032
      State Housing and Finance Agency (Callable 1/1/03
        at 102), AMT, 6.50%, 1/1/26 .....................    355,000(f)       360,858
      State Housing and Finance Agency (Callable 2/1/01
        at 102), 6.85%, 2/1/07 ..........................  2,945,000        3,008,612
      State Housing and Finance Agency (Callable 7/1/02
        at 102), AMT, 6.75%-6.85%, 7/1/12-1/1/24 ........  1,395,000(f)     1,434,641
                                                                          -----------
                                                                            6,005,154
                                                                          -----------

    INDUSTRIAL DEVELOPMENT REVENUE (4.1%):
      Duluth Seaway Port Authority, Cargill Inc. Project
        (Callable 5/1/02 at 102), 6.80%, 5/1/12 .........  2,090,000(e)     2,180,413
                                                                          -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.
--------------------------------------------------------------------------------

            2000 Annual Report  24  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

MINNESOTA MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal        Market
Description of Security                                    Amount/Shares   Value (a)
---------------------------------------------------------  ----------     -----------
    SCHOOL DISTRICT REVENUE (0.8%):
      Hopkins Blake School Project (Prerefunded to 9/1/04
        at 100), 6.45%, 9/1/13-9/1/14 ...................  $ 385,000(d)   $   414,168
                                                                          -----------

    UTILITY REVENUE (19.2%):
      Northern Municipal Power (FSA), 4.75%, 1/1/03 .....  2,000,000        2,022,860
      Northern Municipal Power, Zero-Coupon (AMBAC),
        6.49%-6.50%, 1/1/09-1/1/10 ......................  9,690,000(b)     6,385,811
      Southern Minnesota Municipal Power Agency (Callable
        1/1/03 at 102), 5.00%, 1/1/08 ...................  1,040,000        1,057,337
      Southern Minnesota Municipal Power Agency (Callable
        1/1/09 at 101), 5.00%, 1/1/13 ...................    800,000          816,416
                                                                          -----------
                                                                           10,282,424
                                                                          -----------

    WATER/POLLUTION CONTROL REVENUE (11.7%):
      East Grand Forks, Pollution Control (Callable
        4/1/01 at 102), 7.75%, 4/1/18 ...................  1,300,000        1,333,436
      State Public Facilities Authority (Prerefunded to
        3/1/02 at 102), 6.50%, 3/1/14 ...................  4,695,000(d)     4,914,538
                                                                          -----------
                                                                            6,247,974
                                                                          -----------

        Total Municipal Long-Term Securities
          (cost: $50,541,903)  ..........................                  52,615,874
                                                                          -----------

MUNICIPAL SHORT-TERM SECURITIES (0.1%):
      Maple Grove Multifamily Housing, 4.80%, 11/1/31
        (cost: $50,000) .................................     50,000(c)        50,000
RELATED PARTY MONEY MARKET FUND (0.1%):
      First American Tax Free Obligations Fund
        (cost: $29,232) .................................     29,232(g)        29,232
                                                                          -----------

        Total Investments in Securities
          (cost: $50,621,135)(h)  .......................                 $52,695,106
                                                                          ===========

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

            2000 Annual Report  25  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON DECEMBER 31, 2000. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. CROSSOVER REFUNDED ISSUES ARE BACKED BY THE CREDIT OF THE REFUNDING ISSUER. IN BOTH CASES THE BONDS MATURE AT THE DATE AND PRICE INDICATED.
(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON DECEMBER 31, 2000, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $2,180,413 OR 4.1% OF TOTAL NET ASSETS.
(f) AMT - ALTERNATIVE MINIMUM TAX. AS OF DECEMBER 31, 2000, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $1,795,499, WHICH REPRESENTS 3.4% OF NET ASSETS.
(g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(h) ON DECEMBER 31, 2000, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $50,607,100. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 2,169,740
      GROSS UNREALIZED DEPRECIATION ......      (81,734)
                                            -----------
        NET UNREALIZED APPRECIATION ......  $ 2,088,006
                                            ===========

--------------------------------------------------------------------------------

            2000 Annual Report  26  Minnesota Municipal Term Trusts

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
MINNESOTA MUNICIPAL TERM TRUST INC. AND
MINNESOTA MUNICIPAL TERM TRUST INC. II

We have audited the accompanying statements of assets and liabilities of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II, including the schedules of investments in securities, as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1998, were audited by other auditors whose report dated February 12, 1999, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 2000 and 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Minnesota Municipal Term Trust Inc. and Minnesota Municipal Term Trust Inc. II at December 31, 2000, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
January 31, 2001

--------------------------------------------------------------------------------

            2000 Annual Report  27  Minnesota Municipal Term Trusts

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax advisor on how to report these distributions at the state and local levels.

                COMMON STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 100% AND 100% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY)

                                          MINNESOTA     MINNESOTA
                                          MUNICIPAL     MUNICIPAL
PAYABLE DATE                              TERM TRUST  TERM TRUST II
------------                              ----------  -------------
January 12, 2000 .......................   $0.0509       $0.0492
February 23, 2000 ......................    0.0509        0.0492
March 29, 2000 .........................    0.0509        0.0492
April 26, 2000 .........................    0.0509        0.0492
May 24, 2000 ...........................    0.0509        0.0492
June 28, 2000 ..........................    0.0509        0.0492
July 26, 2000 ..........................    0.0509        0.0492
August 23, 2000 ........................    0.0509        0.0492
September 27, 2000 .....................    0.0509        0.0492
October 25, 2000 .......................    0.0509        0.0492
November 21, 2000 ......................    0.0509        0.0492
December 15, 2000 ......................    0.0509        0.0492
                                           -------       -------
  Total ................................   $0.6108       $0.5904
                                           =======       =======

                PREFERRED STOCK INCOME DISTRIBUTIONS
                (INCOME FROM TAX-EXEMPT SECURITIES, 100% AND 100% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS, RESPECTIVELY)

                                           MINNESOTA     MINNESOTA
                                           MUNICIPAL     MUNICIPAL
                                          TERM TRUST   TERM TRUST II
                                          -----------  -------------
                                          -----------   -----------
Total ..................................   1,024.5100      955.4600
                                          ===========   ===========

--------------------------------------------------------------------------------

            2000 Annual Report  28  Minnesota Municipal Term Trusts

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

               ANNUAL MEETING RESULTS
                An annual meeting of the funds' shareholders was held on August 3, 2000. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) Each fund's preferred and common shareholders, voting as a single class, elected to decrease the size of the Board of Directors to eight directors. The following votes were cast regarding this matter:

                                             SHARES           SHARES                      BROKER
                                           VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                                          -------------  -----------------  -----------  ---------
Minnesota Municipal Term Trust .........     5,233,966           34,299         36,167        --
Minnesota Municipal Term Trust II ......     3,044,664           23,411         27,490        --

                (2) Each fund's preferred shareholders elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
MINNESOTA MUNICIPAL TERM TRUST
Roger A. Gibson ........................         799                  0
Leonard W. Kedrowski ...................         799                  0

MINNESOTA MUNICIPAL TERM TRUST II
Roger A. Gibson ........................         476                  6
Leonard W. Kedrowski ...................         476                  6

--------------------------------------------------------------------------------

            2000 Annual Report  29  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                (3) Each fund's preferred and common shareholders, voting as a single class, elected the following directors:

                                             SHARES      SHARES WITHHOLDING
                                           VOTED "FOR"   AUTHORITY TO VOTE
                                          -------------  ------------------
MINNESOTA MUNICIPAL TERM TRUST
Robert J. Dayton .......................     5,255,139            49,293
Andrew M. Hunter III ...................     5,257,199            47,233
John M. Murphy, Jr. ....................     5,257,699            46,733
Robert L. Spies ........................     5,257,699            46,733
Joseph D. Strauss ......................     5,256,692            47,740
Virginia L. Stringer ...................     5,256,971            47,461

MINNESOTA MUNICIPAL TERM TRUST II
Robert J. Dayton .......................     3,063,661            31,904
Andrew M. Hunter III ...................     3,066,306            29,259
John M. Murphy, Jr. ....................     3,066,332            29,233
Robert L. Spies ........................     3,062,932            32,633
Joseph D. Strauss ......................     3,065,332            30,233
Virginia L. Stringer ...................     3,065,332            30,233

                (4) Each fund's preferred and common shareholders, voting as a single class, ratified the selection by a majority of the independent members of the funds' Board of Directors of Ernst and Young LLP as the independent public accountants for the funds for the fiscal year ending December 31, 2000. The following votes were cast regarding this matter:

                                             SHARES           SHARES                      BROKER
                                           VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON-VOTES
                                          -------------  -----------------  -----------  ---------
Minnesota Municipal Term Trust .........     5,239,681            9,545         55,205        --
Minnesota Municipal Term Trust II ......     3,062,984            5,515         27,066        --

               TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy

--------------------------------------------------------------------------------

            2000 Annual Report  30  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
                additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

                ELIGIBILITY/PARTICIPATION
                You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call EquiServe at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before the next dividend and/or capital gains distribution.

                PLAN ADMINISTRATION
                Beginning no more than five business days before the dividend payment date, EquiServe will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market.

                The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

                There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the fund. However, each participant pays a pro rata portion of the
--------------------------------------------------------------------------------

            2000 Annual Report  31  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------
                brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

                TAX INFORMATION
                Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                PLAN WITHDRAWAL
                If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

--------------------------------------------------------------------------------

            2000 Annual Report  32  Minnesota Municipal Term Trusts

--------------------------------------------------------------------------------

                PLAN AMENDMENT/TERMINATION
                The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

                Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

            2000 Annual Report  33  Minnesota Municipal Term Trusts

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2000 ANNUAL REPORT


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